UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 3, 2010
PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530 Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Note Payable Obligation and Related Agreements
In connection with the purchase of all of the outstanding membership interests of South 17th Street OwnerCo Mezzanine, LLC and South 17th Street LeaseCo Mezzanine, LLC described in Item 2.01 of this Current Report on Form 8-K (the “Acquisition”), a subsidiary of Pebblebrook Hotel Trust (the “Company”) became liable with regard to a loan agreement (the “Loan Agreement”) and note payable obligation collateralized by a first mortgage lien on the Sofitel Philadelphia Hotel (the “Hotel”) (the “Promissory Note”). Cash from the Hotel’s operations account may be used to fund the debt service pursuant to the Promissory Note. The outstanding principal balance on the Promissory Note is $56.1 million. The Promissory Note bears a variable interest rate equal to the sum of the 1-Month LIBOR Rate (as defined therein) plus 1.3 percent and requires monthly interest-only payments through maturity. The Promissory Note matures on February 1, 2011 and has a one year extension option that will allow the Company to extend the maturity date to February 1, 2012. As a condition to the lender’s consent to the Acquisition, the Company’s operating partnership was required to execute a guaranty agreement, pursuant to which it agrees to indemnify the lender for losses arising out of (a) fraud or intentional misrepresentation, (b)losses incurred in connection with violations of an express provision of the Environmental Indemnity Agreement (as defined therein), (c) any misappropriation in violation of an express provision in the Loan Documents (as defined therein), (d) the failure to obtain the lender’s prior written consent to any subordinate financing or other voluntary lien encumbering the Hotel and (e) any misappropriation of funds by the manager of the Hotel in violation of an express provision of the management agreement. Copies of the Promissory Note and the Loan Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 3, 2010, two subsidiaries of the Company completed their acquisition of all of the outstanding membership interests of South 17th Street OwnerCo Mezzanine, LLC and South 17th Street LeaseCo Mezzanine, LLC (“LeaseCo Mezz”), which own and lease, respectively, the 306-room Sofitel Philadelphia Hotel, for $87.0 million from Platinum OwnerCo, LLC, South 17th Street Intermezzco, LLC and Platinum LeaseCo, LLC., all of which are third parties unaffiliated with the Company. The Hotel will continue to be managed by Accor Business and Leisure Management LLC (“Accor”), the current manager of the Hotel, pursuant to a management agreement between the South 17th Street LeaseCo, LLC, a wholly owned subsidiary of LeaseCo Mezz, which in turn, as of the acquisition, is wholly owned by a taxable real estate investment trust subsidiary of the Company, and Accor. The management agreement terminates on December 31, 2056 and provides for base management fees and incentive management fees within the ranges described in the Company’s final prospectus for its initial public offering filed with the Securities and Exchange Commission pursuant to Rule 424 (b) under the Securities Act of 1933, as amended (the “Securities Act”). The management agreement is non-terminable except upon the manager’s breach of a material representation or the manager’s failure to meet performance tests as defined in the management agreement. In addition, the management agreement contains other terms and provisions customarily found in hotel management agreements. The transaction was funded with $30.9 million of cash from the Company’s prior public offerings and the assumption of the $56.1 million mortgage described in Item 1.01 of this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on December 3, 2010 announcing that it had closed on the previously announced acquisition of the Sofitel Philadelphia Hotel. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
A copy of materials about this property that the Company intends to distribute is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. Additionally, the Company has posted those materials in the investor relations section of its website at www.pebblebrookhotels.com.

This information, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any of those filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) are currently being prepared. The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but no later than February 16, 2011, which is 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) are currently being prepared. The Company will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable but no later than February 16, 2011, which is 71 calendar days after the latest date on which this initial Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note by South 17th Street OwnerCo, LLC in favor of Greenwich Capital Financial Products, Inc.

10.2	Loan Agreement dated as of January 5, 2007, between South 17th Street OwnerCo, LLC, as borrower, and Greenwich Capital Financial Products, Inc., as lender

10.3	Membership Interest Purchase Agreement by and among Platinum OwnerCo, LLC, Platinum LeaseCo, LLC, and South 17th Street IntermezzCo, LLC, as the Seller Parties, and Spartans Owner, LLC and Spartans Lessee, LLC, as the Purchaser Parties, dated as of October 13, 2010, for the Sofitel Philadelphia

10.4	Second Amendment to Membership Interest Purchase Agreement, dated November 15, 2010, by and among Platinum OwnerCo, LLC, Platinum LeaseCo, LLC, South 17th Street IntermezzCo, LLC, Spartans Owner, LLC and Spartans Lessee, LLC

10.5	Third Amendment to Membership Interest Purchase Agreement, dated November 30, 2010, by and among Platinum OwnerCo, LLC, Platinum LeaseCo, LLC, South 17th Street IntermezzCo, LLC, Spartans Owner, LLC and Spartans Lessee, LLC

99.1	Press release issued on December 3, 2010

99.2	Materials about the Sofitel Philadelphia Hotel

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
December 6, 2010	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Promissory Note by South 17th Street OwnerCo, LLC in favor of Greenwich Capital Financial Products, Inc.

10.2	Loan Agreement, dated as of January 5, 2007, between South 17th Street OwnerCo, LLC, as borrower, and Greenwich Capital Financial Products, Inc., as lender

10.3	Membership Interest Purchase Agreement by and among Platinum OwnerCo, LLC, Platinum LeaseCo, LLC, and South 17th Street IntermezzCo, LLC, as the Seller Parties, and Spartans Owner, LLC and Spartans Lessee, LLC, as the Purchaser Parties, dated as of October 13, 2010, for the Sofitel Philadelphia

10.4	Second Amendment to Membership Interest Purchase Agreement, dated November 15, 2010, by and among Platinum OwnerCo, LLC, Platinum LeaseCo, LLC, South 17th Street IntermezzCo, LLC, Spartans Owner, LLC and Spartans Lessee, LLC

10.5	Third Amendment to Membership Interest Purchase Agreement, dated November 30, 2010, by and among Platinum OwnerCo, LLC, Platinum LeaseCo, LLC, South 17th Street IntermezzCo, LLC, Spartans Owner, LLC and Spartans Lessee, LLC

99.1	Press release issued on December 3, 2010.

99.2	Materials about the Sofitel Philadelphia Hotel